SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

(the “Exchange Act”)

Date of Report (date of earliest event reported): July 21, 2003

Medical Device Alliance Inc.

(the “Company”)

(Exact Name of Registrant as Specified in its Charter)

 Nevada

(State or Other Jurisdiction of Incorporation)

0-24979                                                      88-0345058

(Commission File Number)                           (IRS Employer Identification No.)

5851 West Charleston, Las Vegas, Nevada 89146

(Address of Principal Executive Offices, Including Zip Code)

(702) 870-8663

(Registrant's Telephone Number, Including Area Code)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.

OTHER EVENTS

As reported in our Form 8-K dated July 8, 1999, the District Court of Clark County Nevada (the “Court”), by order dated June 29, 1999 (the “Receivership Action”) appointed George C. Swarts as our receiver (the “Receiver”).  The Court took this action as a result of the case of Robert Ahr, et. al. v. Medical Device Alliance, Inc., Consolidated Case Number A400852 (the “Ahr Matter”).  Subsequent to such appointment, the Receiver, pursuant to Nevada law, assumed all day-to-day management of our Company and our assets.  As reported in our Form 8-K dated April 24, 2002, the Receiver reported the terms of a settlement, which included among other things, the Ahr Matter (the "Settlement").

As part of the Settlement, the Receiver immediately commenced activities to cause the Receivership Action to conclude and restore complete control of our Company to our shareholders.  This task will be accomplished by the Receiver setting a date for a meeting of our shareholders to cause the election of all new members to serve on our board of directors.  One of the major items that needs to be completed in order for the Receiver to schedule this annual meeting is the filing of all delinquent reports, including audited financial statements, with the Securities and Exchange Commission (the "SEC").  It should be noted that we have not filed any financial information under a Form 10-QSB or Form 10-KSB for almost six years for reasons that have previously been reported in other Form 8-K's.

During the Receivership Action, the Receiver obtained permission from the SEC to file a "Comprehensive Form 10-KSB" which permits us to make one filing with the SEC that will contain all required financial information.  To cause these filings to be made with the SEC, the Receiver retained the accounting firm of BDO Seidman, LLP to audit our Company for the periods that are required to be included in the Comprehensive Form 10-KSB.

On July 1, 2003, the Receiver received a Report of Independent Certified Public Accountants and Consolidated Financial Statements for our company for the periods ended December 31, 2002, 2001, 2000, 1999, 1998 and 1997.  A copy of this report has been attached as an Exhibit 99.1 to this Form 8-K.  The Receiver is completing the remaining items required to be included in the Comprehensive Form 10-KSB and expects to file this complete report with the SEC in the coming weeks.  Upon the filing of the Comprehensive Form 10-KSB, the Receiver will cause a proxy statement to be filed with the SEC that will set the date for the annual meeting.  It is expected that the agenda of the annual meeting will be primarily for the election of all new members to the Board of Directors.  Once our new Directors are elected, they along with the Receiver will take all of the necessary steps required by the Court to end the Receivership.

ITEM 7.

FINANCIAL STATEMENTS AND EXIBITS

(c)

Exhibits

99.1

Report of Independent Public Accountants and Consolidated Financial Statements for the Years Ended December 31, 2002, 2001, 2000, 1999, 1998 and 1997

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL DEVICE ALLIANCE INC.

By:  /s/ George C. Swarts

(Print name and title of signing officer)

George C. Swarts, Receiver

Dated: July 21, 2003